UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 12, 2007

TOWERSTREAM CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	333-131087	20-8259086
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Hammerlund Way Middletown, RI	02842
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (401) 848-5848

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.

Financial Statements and Exhibits

(a)

Exhibits.

On January 19, 2007, the Registrant filed its audited financial statements for the fiscal years ended December 31, 2005 and 2004 as Exhibit 99.1 to a Current Report on Form 8-K. On January 23, 2007, the Registrant was informed by its independent accountants that these financial statements contained certain typographical errors. The Registrant is filing this Amendment No. 1 to its Current Report on Form 8-K solely to correct these typographical errors.

Exhibit No.	Description
99.8	Towerstream Corporation audited financial statements for the fiscal years ended December 31, 2005 and 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 24, 2007	Towerstream Corporation

	By:	/s/ Jeffrey M. Thompson
Jeffrey M. Thompson
Chief Executive Officer and President